UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 2

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2008
              Date on which Original 8-K was filed: April 15, 2008

                           ELECTRONIC GAME CARD, INC.
             (Exact name of Registrant as specified in its charter)

           Nevada                      000-25853                 87-0570975
      (State or other                (Commission               (IRS Employer
jurisdiction of incorporation)       File Number)            Identification No.)

             19th Floor, 712 Fifth Avenue, New York, New York 10019
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (646) 723-8936

              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 4.02  NON-RELIANCE ON PREVIOUSLY  ISSUED FINANCIAL  STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED  INTERIM  REVIEW

THIS FORM 8-K/A AMENDS THE FORM 8-K/A FILED WITH THE COMMISSION ON APRIL 15, 2008 REGARDING A MISS-COMMUNICATION BETWEEN REGISTRANT AND ITS AUDITORS

On March 26, 2008, Registrant filed its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. Registrant's authorized financial officer had discussed Registrant's independent accounting matters with Registrant's independent auditors, Mendoza Berger Company, L.L.P., regarding the preparation and filing of Registrant's form 10-KSB. Those discussions were both physical, via telephone calls, and electronically, via e-mail. Registrant's authorized financial officer is located in London, England and the auditors are located in Irvine, California. Due to the difference in time zones, Registrant's officer attempted to confirm the auditor's review and approval of Registrant's financial statements via e-mail. Having not received a response to the contrary, Registrant assumed that the auditors had reviewed and approved the financial statements. Registrant then filed its annual report on Form 10-KSB on March 26, 2008.

On Monday, April 7, 2008, Registrant was informed that its financial statements had not been audited and that the financials contained in the Form 10-KSB filed on March 26, 2008 could not be relied upon. Registrant immediately commenced preparation of an amendment to its Form 10-KSB which would contain audited financials upon which the public could rely. Registrant and its auditors also discussed the preparation and filing of this amendment to Form 8-K.

It should be noted that the difference between the financial statements contained in the original Form 10-KSB and the amended Form 10-KSB/A did not reveal any material changes. Further, Registrant has instituted an amended internal procedure that requires two officers or directors, or a combination thereof to approve and authorize the filing of any report to the Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ELECTRONIC GAME CARD, INC.,
                                       A Nevada corporation (Registrant)

Date: April 24, 2008             By:   /S/ LEE COLE
                                       -----------------------------------------
                                       LEE COLE, Acting Chief Executive Officer


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